EXHIBIT 99.1

Horizon Space Acquisition II Corp. Announces Definitive Business Combination Agreement with SL Bio Ltd.

NEW YORK, NY, May 12, 2025 (Accesswire) – Horizon Space Acquisition II Corp. (“HSPT”) (Nasdaq: HSPT), a publicly traded special purpose acquisition company, and SL Bio Ltd. (“SL Bio”), a clinical-stage biomedical company specialized in developing groundbreaking cellular and gene therapies for skin care and cancer recovery, today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”). Upon completion of the business combination of HSPT and SL Bio and related transactions pursuant to the Business Combination Agreement (collectively, the “Proposed Transactions”), SL Science Holding Limited, a Cayman Islands exempted company newly formed for purposed of effecting the Proposed Transaction (the “Combined Company” or “PubCo”) will be listed on The Nasdaq Stock Market LLC (“Nasdaq”).

The closing of the Proposed Transactions is subject to customary closing conditions, including regulatory and shareholder approvals.

Advancing Innovation in Cancer and Regenerative Medicine

SL Bio is dedicated to transforming the landscape of cancer treatment and regenerative medicine through the development and application of advanced cellular and gene therapy technologies. SL Bio’s mission is to address critical healthcare challenges by leveraging scientific innovation and strategic collaborations to deliver safer, more effective therapies and consumer health solutions.

SL Bio’s proprietary platforms include next-generation immunotherapies such as Armed-T and Gamma Delta T (GDT) cell technologies, which are designed to enhance the body’s immune response against cancer while minimizing risks associated with traditional approaches. SL Bio’s product and therapy pipeline targets a range of high-need indications, including blood cancers, pancreatic cancer, and brain cancer, with a focus on therapies that offer improved safety, scalability, and accessibility for patients.

In addition to its therapeutic programs, SL Bio is advancing the use of cow milk-derived exosomes and citrus reticulata (tangerine) extract in regenerative applications. These exosomes and plant extracts, rich in bioactive molecules, may be incorporated into ISO-certified, dermatologically tested products for skin and hair care, providing innovative, cell-free solutions for tissue repair and rejuvenation. Through established commercial partnerships and distribution agreements, SL Bio is expanding access to these products across Asia and beyond.

SL Bio’s commitment to early detection, targeted treatment, and personalized medicine is supported by a robust intellectual property portfolio and a leadership team with deep expertise in translational medicine, immunotherapy, and biomanufacturing. By integrating cutting-edge science with a patient-centered approach, SL Bio aims to set new standards in cancer care and regenerative health, ultimately improving outcomes and quality of life for patients worldwide.

Management Comments

Mingyu “Michael” Li, Chief Executive Officer and Chairman of HSPT

“We are thrilled to announce that HSPT has signed a merger agreement with SL Bio. The achievements demonstrated by SL Bio in the field of cellular therapy align perfectly with our vision to redefine the future of healthcare.

We look forward to joining forces with the SL Bio team, striking a balance between capital empowerment and unwavering commitment to scientific research. Together, we aim to create long-term value for shareholders and patients worldwide.”

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William Wang, Chief Executive Officer and Chairman of SL Bio

“This business combination with HSPT marks a transformative moment for SL Bio and our mission to redefine what is possible in cancer care and regenerative medicine. Our proprietary Gamma Delta T (GDT) platform, originally pioneered by Dr. Ethan Shen and further advanced in collaboration with Taipei Medical University, reflects our commitment to scientific leadership rooted in the principles of translational medicine.

By listing on Nasdaq, we secure resources to scale our innovations globally, attract world-class partners, and deliver life-changing therapies to patients in need. Our therapies for pancreatic cancer, glioblastoma, and blood cancers, offer safer, more accessible, and more personalized alternatives to traditional treatments.

Our goal is to make next-generation cellular therapies affordable, off-the-shelf, and available to patients worldwide. We are building a new standard in cancer treatment focused on scalability, cost-effectiveness, and compassion.

We enter this next chapter with confidence and gratitude for our partners, patients, and investors who share our commitment to delivering better, faster, and fairer cancer care, and belief that cancer care is not just possible—it is necessary.”

Transaction Overview

Under the terms of the Business Combination Agreement, CW Mega Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub I”) will merge with and into HSPT, with HSPT as the surviving entity and a wholly-owned subsidiary of PubCo (the “First Merger”), and (ii) following the First Merger, WW Century Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub II”) will merge with and into SL Bio, with SL Bio as the surviving entity and a wholly-owned subsidiary of PubCo (the “Second Merger”). Upon the consummation of the Proposed Transactions, each of HSPT and SL Bio will become a wholly-owned subsidiary of PubCo, and HSPT’s shareholders and SL Bio’s shareholders will receive ordinary shares of PubCo (“PubCo Ordinary Shares”) as consideration. PubCo Ordinary Shares are expected to be listed and traded on the Nasdaq following the consummation of the Proposed Transactions.

The Proposed Transactions have been unanimously approved by the boards of directors of both SL Bio and HSPT. The Proposed Transactions are expected to close by late 2025, subject to regulatory and shareholder approvals, and other customary closing conditions. No assurances can be made that the Proposed Transactions will be consummated on the terms or time frame currently contemplated, or at all.

Upon completion of the Proposed Transactions, PubCo will be led by Chief Executive Officer and Chairman, William Wang. Johnson Lau will serve as Chief Financial Officer and Dr. Ethan Shen will serve as Chief Technology Officer.

Additional information about the Proposed Transactions, including a copy of the Business Combination Agreement, will be provided in a Current Report on Form 8-K to be filed by HSPT with the Securities and Exchange Commission (the “SEC”) and will be available at www.sec.gov.

Advisors

ArentFox Schiff LLP is acting as legal counsel to SL Bio. Robinson & Cole LLP is acting as legal counsel to HSPT.

About SL Bio Ltd.

SL Bio is a biomedical company focused on developing innovative cellular and gene therapies for cancer treatment and regenerative medicine. Leveraging proprietary technologies and strategic partnerships, the company is advancing next-generation immunotherapies and exosome-based products for both medical and consumer applications. SL Bio’s approach combines scientific expertise with a commitment to improving patient outcomes and addressing unmet needs in healthcare. SL Bio also offers ISO-certified, dermatologically tested cow milk-derived exosome-based products and plant extract products for skin and hair care, with commercial distribution in Asia.

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About Horizon Space Acquisition II Corp.

Horizon Space Acquisition II Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

Additional Information and Where to Find It

This press release relates to a proposed business combination transaction involving HSPT and SL Bio. In connection with the Proposed Transactions, HSPT, SL Bio and PubCo intend to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 that will include a proxy statement for shareholders of HSPT and that will also constitute a prospectus with respect to the ordinary shares of PubCo to be issued in connection with the Proposed Transactions (the “Proxy Statement/Prospectus”). This document is not a substitute for the Proxy Statement/Prospectus. The definitive Proxy Statement/Prospectus (if and when available) will be delivered to HSPT’s shareholders. HSPT may also file other relevant documents regarding the Proposed Transactions with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF HSPT AND SL BIO AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HSPT, PUBCO, SL BIO, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and security holders of HSPT and SL Bio may obtain free copies of the Proxy Statement/Prospectus (if and when available) and other documents that are filed or will be filed with the SEC by HSPT, SL Bio and PubCo through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

HSPT, SL Bio and certain of their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of HSPT in respect of the Proposed Transactions. Information about HSPT’s directors and executive officers and their ownership of HSPT ordinary shares is set forth in HSPT’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 27, 2025 (the “Annual Report”). To the extent that holdings of HSPT’s securities have changed since the amounts included in the Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC with respect to the Proposed Transactions when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any proxy, consent, vote or approval with respect to any securities in respect of the Proposed Transactions and is not a substitute for the Proxy Statement/Prospectus or any other document that HSPT or PubCo may file with the SEC or send to HSPT’s or SL Bio’s shareholders in connection with the Proposed Transactions. No offer, sale, issuance or transfer of securities shall be made in any jurisdiction in which such offer, sale, issuance or transfer would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among other things, statements regarding the anticipated benefits and impact of the Proposed Transactions on the Combined Company’s business and future financial and operating results, the anticipated timing of closing of the Proposed Transactions, the anticipated growth of the industries and markets in which SL Bio competes, the success and customer acceptance of SL Bio’s product offerings and other aspects of SL Bio’s operations, plans, objectives, opportunities, expectations or operating results, the expected ownership structure of the Combined Company and the likelihood and ability of the parties to successfully consummate the Proposed Transactions. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “intend,” “estimated,” “target,” “project,” and similar phrases or words of similar meaning that denote future expectations or intent regarding the Combined Company’s financial results, operations and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Such forward-looking statements are based upon the current beliefs and expectations of management of HSPT and SL Bio and are inherently subject to significant business, economic and competitive risks, uncertainties and other factors, both known and unknown, which are difficult to predict and generally beyond the control of HSPT and SL Bio and that may cause actual results and the timing of future events to differ materially from the results and timing of future events anticipated by the forward-looking statements in this press release, including but not limited to: (i) the ability of the parties to complete the Proposed Transactions within the time frame anticipated or at all, which may adversely impact the price of HSPT’s securities; (ii) the failure to realize the anticipated benefits of the Proposed Transactions or those benefits taking longer than anticipated to be realized; (iii) the risk that the Proposed Transactions may not be completed by HSPT’s business combination deadline and the potential failure to obtain further extensions of the business combination deadline if sought by HSPT; (iv) the failure to satisfy the conditions to the consummation of the Proposed Transactions, including the approval of the Business Combination Agreement by the shareholders of HSPT, the receipt of any required governmental or regulatory approvals or the failure to meet the Nasdaq listing standards in connection with the closing of the Proposed Transactions; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the Proposed Transactions on SL Bio’s business relationships, performance and business generally; (vii) risks that the Proposed Transactions disrupt current plans and operations of SL Bio and any potential difficulties in SL Bio employee retention as a result of the Proposed Transactions; (viii) the outcome of any legal proceedings that may be instituted against SL Bio or HSPT related to the Business Combination Agreement or the Proposed Transactions or any product liability or regulatory lawsuits or proceedings relating to SL Bio’s products; (ix) the ability to maintain the listing of the PubCo Ordinary Shares on the Nasdaq Stock Market after the closing of the Proposed Transactions; (x) potential volatility in the price of PubCo Ordinary Shares due to a variety of factors, including changes in the competitive and highly regulated industries in which SL Bio operates, variations in performance across competitors, changes in laws and regulations affecting SL Bio’s business, and changes in the Combined Company’s capital structure; (xi) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the Proposed Transactions; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industries in which SL Bio operates or the markets that SL Bio targets; (xiii) the inability of SL Bio and its current and future collaborators to successfully develop and commercialize SL Bio’s products in the expected time frame or at all; (xiv) the risk that the Combined Company may never achieve or sustain profitability or may need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xv) the costs of the Proposed Transactions. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties and factors, including those described in HSPT’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by HSPT from time to time. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of HSPT or SL Bio. The forward-looking statements included in this press release are made only as of the date hereof, and HSPT and SL Bio disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof. Forecasts and estimates regarding SL Bio’s industry and end markets are based on sources HSPT and SL Bio believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Contact Information:

Horizon Space Acquisition II Corp. Contact:

Mingyu (Michael) Li

Chief Executive Officer

Tel: (646) 257-5537

Email: mlee@horizonspace.cc

SL Bio Ltd. Contact:

William Wang

Chief Executive Officer

Tel: +886-3-5163636

Email: ww@sl-bio.com

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